UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21745
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (ETW) Annual Report December 31, 2011

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.3024 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2011
Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Financial Statements	6
Report of Independent Registered Public Accounting Firm	25
Federal Tax Information	26
Dividend Reinvestment Plan	27
Management and Organization	29
Important Notices	31

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
In a year characterized by extreme market volatility, myriad headline events and widespread uncertainty about the global economy, most global equity markets posted negative returns during the 12 months ended December 31, 2011.
Early in the year, global equity markets generated positive gains as corporate profitability benefited from improvements in the U.S. economy and continued expansion worldwide. Global equity markets began to falter in late winter, however, generating flat-to-modest returns. That’s when data suggested that both the U.S. and global economies were beginning to retrench.
During summer and early fall, global equity markets generally suffered broad-based declines as financial distress in the eurozone deepened and worldwide economic activity decelerated. European equities—led by major declines in bank stocks—performed particularly poorly, while emerging-market equities, which historically are sensitive to global economic growth slowdowns and investors’ aversion to risk, also posted steep losses.
In October 2011, the markets reversed, with the S&P 500 Index2 recording one of its strongest monthly returns in decades. Performance fluctuations continued for the remainder of the year, although the October rally helped the S&P 500 Index finish the year in positive territory. In Europe, EU officials continued to waffle and were unable to convince the markets that they had a viable plan to stem the region’s sovereign debt crisis. In contrast, the U.S. economy displayed signs of economic growth in the fourth quarter, spurred largely by lower energy prices and a slight improvement in unemployment figures. Manufacturing data showed expansion worldwide during the fourth quarter, including in China, where there had been concerns about a slowdown.
For the 12 months ending December 31, 2011, the MSCI All Country World Index returned -7.35%, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index returned -12.14%, and the MSCI Emerging Markets Index returned -18.42%. By contrast, the S&P 500 Index gained 2.11% and the Dow Jones Industrial Average gained 8.38%.
Fund Performance
At net asset value (NAV) for the year ending December 31, 2011, Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund returned 2.21%, outperforming the S&P 500 Index, the CBOE NASDAQ-100 BuyWrite Index and the FTSE Eurotop 100 Index. The Fund underperformed the CBOE S&P 500 BuyWrite Index.
The 12-month period was relatively neutral for buy-write strategies with exposure to European stocks. There was considerable market volatility in both directions that resulted in a negative return for the period for the FTSE Eurotop 100 Index. However, certain of the Fund’s options positions—that is, call options sold against the Fund’s foreign positions— contributed positively and accounted for the majority of the Fund’s outperformance.
Within the S&P 500 Index, the period’s best-performing sector was utilities, followed by consumer staples and health care. Conversely, financials was the weakest sector in the Index, as worsening fear of contagion from the sovereign debt crisis in Europe, lackluster loan demand and increased costs stemming from the July 2010 financial regulatory reform legislation hampered the group. Stocks in the materials sector also detracted from Index returns.
Within the Fund’s overall stock portfolio, stock selection in the health care sector contributed most to performance relative to the S&P 500 Index followed by selections in the financials sector. Conversely, stock selection in the consumer discretionary and materials sectors detracted from returns.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2011
Performance2

Portfolio Managers Walter A. Row III, CFA, CMT; David Stein, Ph.D; Thomas Seto

				Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Inception

Fund at NAV	9/30/2005	2.21%	2.72%	4.54%
Fund at Market Price	—	-6.50	-1.52	1.69
S&P 500 Index	9/30/2005	2.11%	-0.25%	2.51%
CBOE S&P 500 BuyWrite Index	—	5.72	1.39	2.81
CBOE NASDAQ-100 BuyWrite Index	—	1.57	1.00	1.26
FTSE Eurotop 100 Index	—	-8.85	-4.05	1.08

% Premium/Discount to NAV

-15.88%

Distributions[3]

Total Distributions per share for the period	$1.210
Distribution Rate at NAV	9.90%
Distribution Rate at Market Price	11.77%
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2011
Fund Profile

Sector Allocation (% of total investments)4
Country Allocation (% of total investments)
Top 10 Holdings (% of total investments)4

Apple, Inc.	4.9%
Microsoft Corp.	2.9
Google, Inc., Class A	2.1
Intel Corp.	1.7
Nestle SA	1.6
QUALCOMM, Inc.	1.5
Exxon Mobil Corp.	1.5
Cisco Systems, Inc.	1.4
Total SA	1.3
Roche Holding AG PC	1.2

Total	20.1%

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI All Country World Index is an unmanaged free float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. CBOE NASDAQ-100 BuyWrite Index measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ-100 Index and writes (sells) NASDAQ-100 Index covered call options. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, net realized capital gains and return of capital. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital.

[4]	Excludes cash and cash equivalents. Depictions do not reflect the Fund’s option positions.

Fund profile subject to change due to active management.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Portfolio of Investments

Common Stocks — 100.2%

Security	Shares	Value

Aerospace & Defense — 1.3%

European Aeronautic Defence & Space Co.	56,122	$1,747,585
General Dynamics Corp.	33,624	2,232,970
Honeywell International, Inc.	59,872	3,254,043
L-3 Communications Holdings, Inc.	5,966	397,813
Northrop Grumman Corp.	15,716	919,072
Raytheon Co.	74,944	3,625,791
Rockwell Collins, Inc.	25,533	1,413,762
Rolls-Royce Holdings PLC(1)	272,487	3,154,896
Textron, Inc.	43,608	806,312

		$17,552,244

Air Freight & Logistics — 0.7%

CH Robinson Worldwide, Inc.	56,332	$3,930,847
Deutsche Post AG	82,457	1,267,713
Expeditors International of Washington, Inc.	73,976	3,030,057
United Parcel Service, Inc., Class B	5,565	407,303

		$8,635,920

Airlines — 0.1%

International Consolidated Airlines Group SA(1)	483,403	$1,104,400

		$1,104,400

Auto Components — 0.7%

Aisin Seiki Co., Ltd.	10,200	$289,069
Compagnie Generale des Etablissements Michelin	26,277	1,548,273
Dana Holding Corp.(1)	46,794	568,547
Denso Corp.	60,300	1,656,491
Goodyear Tire & Rubber Co. (The)(1)	61,752	875,026
Johnson Controls, Inc.	63,322	1,979,446
Toyoda Gosei Co., Ltd.	12,800	202,713
Toyota Industries Corp.	6,400	173,157
Yokohama Rubber Co., Ltd. (The)	241,000	1,349,080

		$8,641,802

Automobiles — 1.1%

Daimler AG	132,059	$5,785,309
Fiat SpA	471,780	2,153,247
Honda Motor Co., Ltd.	103,900	3,164,886
Isuzu Motors, Ltd.	287,000	1,321,215
Mazda Motor Corp.(1)	115,000	202,202
Mitsubishi Motors Corp.(1)	356,000	419,489
Suzuki Motor Corp.	52,800	1,087,155
Yamaha Motor Co., Ltd.	18,800	237,776

		$14,371,279

Beverages — 1.3%

Coca-Cola Co. (The)	82,128	$5,746,496
Coca-Cola West Co., Ltd.	26,200	454,062
Constellation Brands, Inc., Class A(1)	33,994	702,656
Heineken Holding NV	24,773	1,012,394
Heineken NV	30,199	1,396,529
Kirin Holdings Co., Ltd.	70,000	850,551
PepsiCo, Inc.	77,079	5,114,192
Pernod-Ricard SA	15,528	1,437,255
Takara Holdings, Inc.	84,000	539,316

		$17,253,451

Biotechnology — 2.2%

Amgen, Inc.	113,568	$7,292,201
Biogen Idec, Inc.(1)	65,997	7,262,970
BioMarin Pharmaceutical, Inc.(1)	19,589	673,470
Celgene Corp.(1)	108,131	7,309,655
Gilead Sciences, Inc.(1)	124,934	5,113,549
Regeneron Pharmaceuticals, Inc.(1)	23,758	1,316,906

		$28,968,751

Building Products — 0.2%

Asahi Glass Co., Ltd.	76,776	$641,839
Daikin Industries, Ltd.	89,000	2,429,442

		$3,071,281

Capital Markets — 1.5%

Affiliated Managers Group, Inc.(1)	5,077	$487,138
Deutsche Bank AG	160,226	6,072,710
Franklin Resources, Inc.	19,250	1,849,155
GAM Holding, Ltd.(1)	58,376	632,184
Greenhill & Co., Inc.	19,111	695,067
ICAP PLC	178,286	960,332
Janus Capital Group, Inc.	55,930	352,918
Julius Baer Group, Ltd.(1)	76,144	2,965,993
Lazard, Ltd., Class A	58,066	1,516,103
Morgan Stanley	119,686	1,810,849
Northern Trust Corp.	22,312	884,894
State Street Corp.	39,300	1,584,183

		$19,811,526

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Chemicals — 2.1%

Air Products and Chemicals, Inc.	37,115	$3,161,827
Akzo Nobel NV	18,556	894,206
BASF SE	123,106	8,570,443
Daicel Chemical Industries, Ltd.	51,000	309,779
Dow Chemical Co. (The)	14,120	406,091
Eastman Chemical Co.	22,750	888,615
Hitachi Chemical Co., Ltd.	16,800	294,080
Johnson Matthey PLC	85,911	2,447,779
Kaneka Corp.	57,000	302,476
Linde AG	19,853	2,950,401
Mitsubishi Gas Chemical Co., Inc.	55,000	304,976
Monsanto Co.	12,777	895,284
Nitto Denko Corp.	5,900	209,865
Shin-Etsu Chemical Co., Ltd.	34,500	1,694,632
Showa Denko KK	236,000	476,300
Sumitomo Chemical Co., Ltd.	341,000	1,238,106
Toray Industries, Inc.	201,000	1,438,081
Tosoh Corp.	173,000	459,727
Umicore SA	13,474	553,404

		$27,496,072

Commercial Banks — 4.9%

Banco Bilbao Vizcaya Argentaria SA	1,082,652	$9,326,180
Banco Santander SA	667,076	5,039,526
Barclays PLC	970,125	2,656,866
BB&T Corp.	34,843	876,998
BNP Paribas	76,501	2,978,905
CaixaBank SA	267,829	1,308,874
Credit Agricole SA	468,955	2,627,450
Danske Bank A/S(1)	101,100	1,277,497
DNB ASA	23,300	227,100
Fifth Third Bancorp	192,006	2,442,316
First Horizon National Corp.	169,470	1,355,760
First Republic Bank(1)	23,946	732,987
Gunma Bank, Ltd. (The)	106,000	581,166
Hachijuni Bank, Ltd. (The)	89,000	507,016
Hiroshima Bank, Ltd. (The)	87,000	403,527
HSBC Holdings PLC	741,510	5,660,720
Huntington Bancshares, Inc.	307,053	1,685,721
IBERIABANK Corp.	13,247	653,077
Intesa Sanpaolo SpA	1,391,117	2,316,927
KBC Groep NV	22,722	284,110
KeyCorp	306,709	2,358,592
Lloyds Banking Group PLC(1)	3,975,334	1,596,814
Mizuho Financial Group, Inc.	155,441	210,484
Natixis	165,993	414,787
PNC Financial Services Group, Inc.	42,872	2,472,428
Shinsei Bank, Ltd.	390,000	403,246
Standard Chartered PLC	326,236	7,135,601
Sumitomo Mitsui Financial Group, Inc.	7,208	199,898
SunTrust Banks, Inc.	46,137	816,625
Texas Capital Bancshares, Inc.(1)	10,000	306,100
U.S. Bancorp	114,393	3,094,331
UniCredit SpA	27,172	224,119
Wells Fargo & Co.	60,937	1,679,424
Zions Bancorporation	41,793	680,390

		$64,535,562

Commercial Services & Supplies — 0.5%

SECOM Co., Ltd.	60,200	$2,768,251
Serco Group PLC	156,826	1,153,911
Toppan Printing Co., Ltd.	28,000	205,564
Waste Management, Inc.	81,625	2,669,954

		$6,797,680

Communications Equipment — 3.2%

Alcatel-Lucent(1)	295,793	$459,668
Cisco Systems, Inc.	1,025,848	18,547,332
JDS Uniphase Corp.(1)	28,713	299,764
Juniper Networks, Inc.(1)	78,925	1,610,859
Nokia Oyj	90,521	436,386
QUALCOMM, Inc.	368,928	20,180,362
Tellabs, Inc.	165,629	669,141

		$42,203,512

Computers & Peripherals — 5.1%

Apple, Inc.(1)	157,291	$63,702,855
EMC Corp.(1)	76,080	1,638,763
Lexmark International, Inc., Class A	11,965	395,683
NEC Corp.(1)	163,000	329,894
Toshiba Corp.	313,000	1,277,365

		$67,344,560

Construction & Engineering — 0.4%

Bouygues SA	19,011	$597,909
Chiyoda Corp.	69,000	700,548
Ferrovial SA	95,985	1,154,291
Fluor Corp.	9,129	458,732

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Construction & Engineering (continued)

Hochtief AG	11,977	$691,552
JGC Corp.	67,000	1,608,580

		$5,211,612

Construction Materials — 0.2%

CRH PLC	35,293	$698,695
Imerys SA	22,993	1,054,596
Lafarge SA	6,791	237,734

		$1,991,025

Consumer Finance — 0.3%

American Express Co.	45,990	$2,169,348
Capital One Financial Corp.	10,344	437,448
Credit Saison Co., Ltd.	51,200	1,022,516
SLM Corp.	50,603	678,080

		$4,307,392

Containers & Packaging — 0.2%

Owens-Illinois, Inc.(1)	41,898	$811,983
Sealed Air Corp.	79,892	1,374,942
Toyo Seikan Kaisha, Ltd.	51,400	699,512

		$2,886,437

Distributors — 0.4%

Canon Marketing Japan, Inc.	14,600	$170,090
Genuine Parts Co.	56,294	3,445,193
LKQ Corp.(1)	30,965	931,427

		$4,546,710

Diversified Financial Services — 0.6%

CME Group, Inc.	955	$232,705
Deutsche Boerse AG(1)	36,045	1,886,516
ING Groep NV(1)	134,578	962,448
Investor AB, Class B	56,000	1,041,528
JPMorgan Chase & Co.	72,740	2,418,605
Moody’s Corp.	18,539	624,394
ORIX Corp.	4,130	340,482

		$7,506,678

Diversified Telecommunication Services — 2.8%

AT&T, Inc.	258,166	$7,806,940
BT Group PLC	454,642	1,347,641
Deutsche Telekom AG	380,834	4,368,501
France Telecom SA	397,196	6,216,774
Telefonica SA	542,662	9,349,067
Verizon Communications, Inc.	161,847	6,493,302
Windstream Corp.	133,199	1,563,756

		$37,145,981

Electric Utilities — 1.3%

Duke Energy Corp.	144,296	$3,174,512
E.ON AG	281,153	6,058,889
EDF SA	41,600	1,009,417
Edison International	51,169	2,118,396
Enel SpA	692,425	2,808,983
Fortum Oyj	90,266	1,922,490
Shikoku Electric Power Co., Inc.	8,200	235,241

		$17,327,928

Electrical Equipment — 0.7%

ABB, Ltd.(1)	334,273	$6,279,738
Cooper Industries PLC, Class A	21,762	1,178,412
Fujikura, Ltd.	69,000	200,976
Legrand SA	47,726	1,528,696
Mabuchi Motor Co., Ltd.	5,000	207,666

		$9,395,488

Electronic Equipment, Instruments & Components — 0.8%

Alps Electric Co., Ltd.	82,200	$562,783
Corning, Inc.	26,615	345,463
Keyence Corp.	1,110	267,554
Kyocera Corp.	53,734	4,309,123
Molex, Inc.	34,890	832,475
Nippon Electric Glass Co., Ltd.	21,000	206,729
Omron Corp.	16,500	331,204
Taiyo Yuden Co., Ltd.	154,000	1,145,259
TDK Corp.	54,600	2,408,043

		$10,408,633

Energy Equipment & Services — 0.8%

CGGVeritas(1)	31,600	$733,498
Halliburton Co.	123,425	4,259,397
Saipem SpA	17,353	734,097
Schlumberger, Ltd.	62,861	4,294,035
Technip SA	9,124	855,374

		$10,876,401

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Food & Staples Retailing — 2.4%

Carrefour SA	208,600	$4,746,021
Casino Guichard-Perrachon SA	11,211	942,731
CVS Caremark Corp.	172,603	7,038,750
Delhaize Group SA	27,344	1,532,715
Koninklijke Ahold NV	134,328	1,805,448
Kroger Co. (The)	14,980	362,816
Metro AG	26,403	962,737
Seven & i Holdings Co., Ltd.	88,400	2,463,681
Supervalu, Inc.	39,692	322,299
Sysco Corp.	78,426	2,300,234
UNY Co., Ltd.	64,000	575,727
Wal-Mart Stores, Inc.	133,551	7,981,008

		$31,034,167

Food Products — 2.8%

Archer-Daniels-Midland Co.	12,901	$368,969
Campbell Soup Co.	17,968	597,256
ConAgra Foods, Inc.	14,029	370,366
H.J. Heinz Co.	47,559	2,570,089
Kraft Foods, Inc., Class A	88,500	3,306,360
Maruha Nichiro Holdings, Inc.	111,000	204,433
Nestle SA	370,535	21,277,419
Nissin Foods Holdings Co., Ltd.	11,700	458,729
Toyo Suisan Kaisha, Ltd.	15,000	362,995
Unilever NV	206,666	7,105,912
Yakult Honsha Co., Ltd.	19,700	619,338

		$37,241,866

Gas Utilities — 0.1%

Gas Natural SDG SA	45,614	$781,772
Snam Rete Gas SpA	175,073	771,114

		$1,552,886

Health Care Equipment & Supplies — 0.7%

Analogic Corp.	12,942	$741,835
Covidien PLC	51,806	2,331,788
Edwards Lifesciences Corp.(1)	5,485	387,790
Hologic, Inc.(1)	28,813	504,516
Medtronic, Inc.	35,589	1,361,279
Orthofix International NV(1)	16,715	588,869
Terumo Corp.	71,500	3,361,181

		$9,277,258

Health Care Providers & Services — 1.1%

AmerisourceBergen Corp.	43,561	$1,620,034
DaVita, Inc.(1)	17,678	1,340,169
Laboratory Corp. of America Holdings(1)	16,119	1,385,750
Lincare Holdings, Inc.	57,193	1,470,432
McKesson Corp.	22,301	1,737,471
Medco Health Solutions, Inc.(1)	28,789	1,609,305
Team Health Holdings, Inc.(1)	17,059	376,492
Tenet Healthcare Corp.(1)	159,375	817,594
UnitedHealth Group, Inc.	64,272	3,257,305
WellPoint, Inc.	7,456	493,960

		$14,108,512

Health Care Technology — 0.0%(2)

Allscripts Healthcare Solutions, Inc.(1)	31,347	$593,712

		$593,712

Hotels, Restaurants & Leisure — 1.6%

Accor SA	26,214	$660,632
Bally Technologies, Inc.(1)	11,183	442,399
Carnival Corp.	46,402	1,514,561
International Game Technology	42,344	728,317
Marriott International, Inc., Class A	21,533	628,118
Marriott Vacations Worldwide Corp.(1)	2,153	36,945
McDonald’s Corp.	87,419	8,770,748
Oriental Land Co., Ltd.	1,900	200,592
Six Flags Entertainment Corp.	17,977	741,372
Wynn Resorts, Ltd.	27,627	3,052,507
Yum! Brands, Inc.	68,297	4,030,206

		$20,806,397

Household Durables — 0.2%

Casio Computer Co., Ltd.	85,000	$514,353
PulteGroup, Inc.(1)	84,375	532,406
Sekisui Chemical Co., Ltd.	61,000	502,493
Sony Corp.	57,600	1,038,584

		$2,587,836

Household Products — 0.9%

Clorox Co. (The)	20,211	$1,345,244
Colgate-Palmolive Co.	3,997	369,283
Henkel AG & Co. KGaA, PFC Shares	20,000	1,152,964
Kimberly-Clark Corp.	23,485	1,727,556
Procter & Gamble Co.	78,880	5,262,085

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Household Products (continued)

Reckitt Benckiser Group PLC	30,271	$1,492,966
Uni-Charm Corp.	12,400	611,372

		$11,961,470

Industrial Conglomerates — 1.6%

3M Co.	53,517	$4,373,944
General Electric Co.	197,680	3,540,449
Hankyu Hanshin Holdings, Inc.	38,128	160,525
Nisshinbo Holdings, Inc.	82,000	737,306
Siemens AG	126,201	12,074,385

		$20,886,609

Insurance — 3.5%

ACE, Ltd.	25,406	$1,781,469
Ageas NV SA	225,000	347,610
Allianz SE	84,009	8,023,207
Allstate Corp. (The)	16,927	463,969
Aon Corp.	3,503	163,940
Assicurazioni Generali SpA	284,622	4,272,554
Berkshire Hathaway, Inc., Class B(1)	21,563	1,645,257
Chubb Corp.	4,667	323,050
Cincinnati Financial Corp.	95,829	2,918,951
CNP Assurances	56,816	703,316
Delta Lloyd NV	38,000	636,630
Hartford Financial Services Group, Inc.	64,880	1,054,300
HCC Insurance Holdings, Inc.	54,556	1,500,290
Lincoln National Corp.	41,690	809,620
Mapfre SA	129,606	409,941
Marsh & McLennan Cos., Inc.	94,701	2,994,446
MetLife, Inc.	107,541	3,353,128
MS&AD Insurance Group Holdings, Inc.	20,500	378,401
Principal Financial Group, Inc.	44,331	1,090,543
Prudential Financial, Inc.	37,177	1,863,311
Prudential PLC	349,752	3,460,505
Resolution, Ltd.	95,702	373,069
RSA Insurance Group PLC	678,764	1,108,120
SCOR SE	63,370	1,477,606
Sony Financial Holdings, Inc.	27,200	401,150
Standard Life PLC	479,801	1,537,280
Swiss Life Holding AG(1)	14,205	1,301,013
T&D Holdings, Inc.	54,600	508,377
Tryg A/S	15,498	858,494

		$45,759,547

Internet & Catalog Retail — 1.2%

Amazon.com, Inc.(1)	61,374	$10,623,840
priceline.com, Inc.(1)	11,209	5,242,561

		$15,866,401

Internet Software & Services — 3.3%

Baidu, Inc. ADR(1)	53,449	$6,225,205
eBay, Inc.(1)	148,772	4,512,255
Google, Inc., Class A(1)	43,140	27,864,126
United Internet AG	44,534	793,830
VeriSign, Inc.	98,783	3,528,529

		$42,923,945

IT Services — 2.0%

Accenture PLC, Class A	11,810	$628,646
AtoS	5,628	245,883
CapGemini SA	56,171	1,746,366
Cognizant Technology Solutions Corp., Class A(1)	81,339	5,230,911
Fidelity National Information Services, Inc.	51,873	1,379,303
Infosys, Ltd. ADR	8,084	415,356
International Business Machines Corp.	62,600	11,510,888
MasterCard, Inc., Class A	5,904	2,201,129
Nomura Research Institute, Ltd.	6,800	153,406
NTT Data Corp.	534	1,700,362
Obic Co., Ltd.	730	139,104
Otsuka Corp.	2,600	178,923
Western Union Co.	49,601	905,714

		$26,435,991

Leisure Equipment & Products — 0.2%

Hasbro, Inc.	21,651	$690,451
Nikon Corp.	63,000	1,396,113
Sankyo Co., Ltd.	4,300	217,396

		$2,303,960

Life Sciences Tools & Services — 0.2%

Agilent Technologies, Inc.(1)	13,037	$455,383
Bruker Corp.(1)	41,491	515,318
PerkinElmer, Inc.	27,425	548,500
Thermo Fisher Scientific, Inc.(1)	17,359	780,634

		$2,299,835

Machinery — 2.2%

Caterpillar, Inc.	35,948	$3,256,889
Dover Corp.	15,298	888,049

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Machinery (continued)

Eaton Corp.	45,472	$1,979,396
Ebara Corp.	104,000	356,908
Fanuc, Ltd.	52,827	8,057,821
IHI Corp.	213,000	516,411
Japan Steel Works, Ltd.	71,000	492,515
Kawasaki Heavy Industries, Ltd.	107,000	265,453
Komatsu, Ltd.	67,800	1,580,953
Kone Oyj, Class B	7,667	396,923
Kurita Water Industries, Ltd.	7,400	192,088
Makita Corp.	6,700	216,151
MAN AG	10,039	891,705
Minebea Co., Ltd.	315,127	1,312,518
NSK, Ltd.	32,000	206,696
NTN Corp.	52,000	208,582
Okuma Corp.	32,000	203,779
Pall Corp.	28,004	1,600,429
Parker Hannifin Corp.	13,311	1,014,964
SMC Corp.	1,900	305,683
Snap-On, Inc.	15,120	765,374
Stanley Black & Decker, Inc.	45,820	3,097,432
Sulzer AG	4,529	482,276
Sumitomo Heavy Industries, Ltd.	119,000	694,519
Titan International, Inc.	13,412	260,997

		$29,244,511

Marine — 0.1%

Kirby Corp.(1)	3,948	$259,936
Nippon Yusen KK	473,000	1,205,620

		$1,465,556

Media — 2.7%

British Sky Broadcasting Group PLC	480,276	$5,464,241
Comcast Corp., Class A	435,803	10,332,889
Focus Media Holding, Ltd. ADR(1)	10,518	204,996
Hakuhodo DY Holdings, Inc.	9,590	549,831
IMAX Corp.(1)	77,253	1,416,047
Interpublic Group of Cos., Inc.	50,333	489,740
JC Decaux SA(1)	44,715	1,026,648
McGraw-Hill Cos., Inc. (The)	27,142	1,220,576
Omnicom Group, Inc.	54,629	2,435,361
ProSiebenSat.1 Media AG, PFC Shares	27,382	498,912
Time Warner Cable, Inc.	21,148	1,344,378
Time Warner, Inc.	10,926	394,866
Viacom, Inc., Class B	3,330	151,215
Virgin Media, Inc.	100,424	2,147,065
Walt Disney Co. (The)	174,880	6,558,000
Wolters Kluwer NV	45,032	776,575

		$35,011,340

Metals & Mining — 2.5%

Anglo American PLC	100,152	$3,699,629
ArcelorMittal	66,297	1,204,646
BHP Billiton PLC	189,390	5,536,941
Boliden AB	86,800	1,259,252
Cliffs Natural Resources, Inc.	12,895	804,003
Dowa Holdings Co., Ltd.	105,000	661,065
JFE Holdings, Inc.	8,900	160,912
Kobe Steel, Ltd.	216,000	333,832
Mitsubishi Materials Corp.	80,000	216,290
Newmont Mining Corp.	29,235	1,754,392
Nucor Corp.	23,673	936,741
Pacific Metals Co., Ltd.	42,000	202,996
Randgold Resources, Ltd.	9,456	966,769
Rio Tinto PLC	168,867	8,248,564
Sumitomo Metal Industries, Ltd.	307,000	556,764
Sumitomo Metal Mining Co., Ltd.	66,000	844,944
United States Steel Corp.	59,536	1,575,323
Xstrata PLC	205,850	3,134,098

		$32,097,161

Multi-Utilities — 1.8%

Centrica PLC	778,444	$3,496,380
CMS Energy Corp.	137,634	3,038,959
Consolidated Edison, Inc.	38,721	2,401,864
Dominion Resources, Inc.	42,535	2,257,758
GDF Suez	267,292	7,263,160
NiSource, Inc.	42,420	1,010,020
Public Service Enterprise Group, Inc.	116,940	3,860,189

		$23,328,330

Multiline Retail — 0.9%

H2O Retailing Corp.	29,000	$220,569
Isetan Mitsukoshi Holdings, Ltd.	71,332	745,218
Kohl’s Corp.	23,927	1,180,797
Macy’s, Inc.	48,120	1,548,502
Marks & Spencer Group PLC	432,844	2,090,550
Next PLC	41,584	1,764,168
Nordstrom, Inc.	19,173	953,090

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Multiline Retail (continued)

PPR SA	7,380	$1,053,416
Target Corp.	54,531	2,793,078

		$12,349,388

Office Electronics — 0.5%

Brother Industries, Ltd.	22,000	$269,269
Canon, Inc.	78,200	3,441,371
Konica Minolta Holdings, Inc.	66,500	494,480
Ricoh Co., Ltd.	23,000	200,062
Xerox Corp.	208,743	1,661,594

		$6,066,776

Oil, Gas & Consumable Fuels — 8.2%

Anadarko Petroleum Corp.	35,234	$2,689,411
BP PLC	758,133	5,400,399
Cairn Energy PLC(1)	620,000	2,548,921
Chevron Corp.	95,020	10,110,128
ConocoPhillips	102,909	7,498,979
Cosmo Oil Co., Ltd.	79,000	220,514
Devon Energy Corp.	8,417	521,854
El Paso Corp.	41,669	1,107,145
ENI SpA	313,427	6,462,123
Exxon Mobil Corp.	233,306	19,775,017
Hess Corp.	20,723	1,177,066
Idemitsu Kosan Co., Ltd.	3,100	319,477
Marathon Petroleum Corp.	21,876	728,252
Royal Dutch Shell PLC, Class A	338,811	12,430,723
Royal Dutch Shell PLC, Class B	320,700	12,198,744
Southwestern Energy Co.(1)	24,167	771,894
Spectra Energy Corp.	35,562	1,093,531
Suncor Energy, Inc.	17,376	500,950
Total SA	346,824	17,697,684
Williams Cos., Inc.	118,494	3,912,672

		$107,165,484

Paper & Forest Products — 0.1%

International Paper Co.	29,828	$882,909
OJI Paper Co., Ltd.	76,000	390,192

		$1,273,101

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	12,740	$1,430,957
Kao Corp.	85,654	2,337,154
USANA Health Sciences, Inc.(1)	7,218	219,211

		$3,987,322

Pharmaceuticals — 7.6%

Abbott Laboratories	115,361	$6,486,749
Allergan, Inc.	27,084	2,376,350
Astellas Pharma, Inc.	58,400	2,371,465
AstraZeneca PLC	135,442	6,256,337
Bayer AG	59,596	3,806,003
Chugai Pharmaceutical Co., Ltd.	114,200	1,882,410
Daiichi Sankyo Co., Ltd.	47,000	930,841
Eisai Co., Ltd.	59,846	2,475,298
Eli Lilly & Co.	41,259	1,714,724
GlaxoSmithKline PLC	541,207	12,331,898
Hisamitsu Pharmaceutical Co., Inc.	4,800	203,453
Johnson & Johnson	119,421	7,831,629
Merck & Co., Inc.	212,993	8,029,836
Mitsubishi Tanabe Pharma Corp.	10,000	157,981
Novartis AG	240,605	13,736,874
Pfizer, Inc.	109,562	2,370,922
Roche Holding AG PC	90,220	15,257,850
Sanofi SA	113,850	8,322,173
Takeda Pharmaceutical Co., Ltd.	20,531	901,834
Watson Pharmaceuticals, Inc.(1)	32,108	1,937,397

		$99,382,024

Professional Services — 0.2%

Adecco SA(1)	26,539	$1,106,046
Equifax, Inc.	15,217	589,507
Robert Half International, Inc.	36,884	1,049,719

		$2,745,272

Real Estate Investment Trusts (REITs) — 0.7%

AvalonBay Communities, Inc.	19,158	$2,502,035
British Land Co. PLC	195,831	1,405,547
Capital Shopping Centres Group PLC	189,600	918,639
Japan Real Estate Investment Corp.	37	288,068
Nippon Building Fund, Inc.	40	327,357
Simon Property Group, Inc.	32,545	4,196,352

		$9,637,998

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Real Estate Management & Development — 0.3%

Capital & Counties Properties PLC	189,600	$544,182
CB Richard Ellis Group, Inc., Class A(1)	41,385	629,880
Daito Trust Construction Co., Ltd.	6,300	539,447
Heiwa Real Estate Co., Ltd.	202,500	401,892
Nomura Real Estate Holdings, Inc.	27,400	406,571
NTT Urban Development Corp.	443	301,264
Sumitomo Realty & Development Co., Ltd.	23,000	401,861

		$3,225,097

Road & Rail — 0.6%

Central Japan Railway Co.	55	$464,160
CSX Corp.	115,014	2,422,195
East Japan Railway Co.	11,200	713,869
Kansas City Southern(1)	23,993	1,631,764
Keio Corp.	139,000	980,399
Kintetsu Corp.	105,000	410,123
Ryder System, Inc.	14,154	752,143
Tobu Railway Co., Ltd.	135,000	688,828

		$8,063,481

Semiconductors & Semiconductor Equipment — 3.2%

ARM Holdings PLC	410,900	$3,792,800
Broadcom Corp., Class A(1)	124,725	3,661,926
Cirrus Logic, Inc.(1)	62,702	993,827
Cree, Inc.(1)	17,003	374,746
Cypress Semiconductor Corp.(1)	217,447	3,672,680
Elpida Memory, Inc.(1)	42,300	195,704
Intel Corp.	897,323	21,760,083
Lam Research Corp.(1)	9,931	367,646
NXP Semiconductors NV(1)	54,841	842,906
ON Semiconductor Corp.(1)	53,708	414,626
ROHM Co., Ltd.	6,300	292,956
STMicroelectronics NV	36,627	216,827
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	91,231	1,177,792
Texas Instruments, Inc.	32,242	938,565
Tokyo Electron, Ltd.	53,500	2,710,716
Veeco Instruments, Inc.(1)	19,590	407,472

		$41,821,272

Software — 5.3%

Citrix Systems, Inc.(1)	46,346	$2,814,129
Compuware Corp.(1)	66,874	556,392
Concur Technologies, Inc.(1)	56,008	2,844,646
Dassault Systemes SA	8,000	639,061
Konami Corp.	62,100	1,857,027
Microsoft Corp.	1,460,131	37,905,001
Nuance Communications, Inc.(1)	90,485	2,276,603
Oracle Corp.	529,690	13,586,548
Sage Group PLC (The)	460,000	2,101,905
Symantec Corp.(1)	199,867	3,127,919
TiVo, Inc.(1)	17,135	153,701
Trend Micro, Inc.	57,397	1,711,551

		$69,574,483

Specialty Retail — 1.9%

Abercrombie & Fitch Co., Class A	10,682	$521,709
AutoNation, Inc.(1)	9,425	347,500
CarMax, Inc.(1)	5,464	166,543
Fast Retailing Co., Ltd.	53,000	9,640,948
Gap, Inc. (The)	73,351	1,360,661
Home Depot, Inc. (The)	134,573	5,657,449
Limited Brands, Inc.	33,514	1,352,290
Lowe’s Companies, Inc.	115,992	2,943,877
Shimamura Co., Ltd.	2,400	245,219
Tiffany & Co.	26,337	1,745,090
USS Co., Ltd.	2,720	245,829
Yamada Denki Co., Ltd.	4,360	297,000

		$24,524,115

Textiles, Apparel & Luxury Goods — 0.8%

Adidas AG	18,804	$1,221,753
Asics Corp.	20,000	224,803
Christian Dior SA	10,660	1,258,282
Coach, Inc.	16,626	1,014,851
Hanesbrands, Inc.(1)	25,679	561,343
NIKE, Inc., Class B	30,110	2,901,701
Onward Holdings Co., Ltd.	30,000	219,722
Swatch Group, Ltd. (The)	6,424	2,391,121

		$9,793,576

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp, Inc.	258,361	$1,614,756

		$1,614,756

Tobacco — 2.4%

Altria Group, Inc.	43,018	$1,275,484
British American Tobacco PLC	275,025	13,047,291
Imperial Tobacco Group PLC	177,291	6,708,781
Japan Tobacco, Inc.	409	1,923,327

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Tobacco (continued)

Philip Morris International, Inc.	113,533	$8,910,070
Reynolds American, Inc.	3,857	159,757

		$32,024,710

Trading Companies & Distributors — 0.5%

Marubeni Corp.	147,000	$894,757
Mitsubishi Corp.	77,500	1,561,994
Sumitomo Corp.	130,400	1,762,635
Wolseley PLC	51,754	1,711,775

		$5,931,161

Transportation Infrastructure — 0.1%

ADP	13,565	$927,929
Kamigumi Co., Ltd.	46,000	397,047

		$1,324,976

Wireless Telecommunication Services — 2.0%

American Tower Corp., Class A	19,546	$1,172,956
KDDI Corp.	537	3,448,774
MetroPCS Communications, Inc.(1)	31,693	275,095
Rogers Communications, Inc., Class B	46,378	1,786,017
Softbank Corp.	149,098	4,378,719
Vodafone Group PLC	5,349,088	14,913,814

		$25,975,375

Total Common Stocks — 100.2%
(identified cost $1,122,631,810)		$1,312,659,982

Call Options Written — (1.1)%

	Number of	Strike		Expiration
Description	Contracts	Price		Date	Value

Dow Jones Euro Stoxx 50 Index	33,700	EUR	2,325	1/20/12	$(2,507,934)
Dow Jones Euro Stoxx 50 Index	19,000	EUR	2,350	1/20/12	(1,120,109)
Dow Jones Euro Stoxx 50 Index	21,000	EUR	2,375	1/20/12	(964,864)
FTSE 100 Index	5,750	GBP	5,625	1/20/12	(703,218)
FTSE 100 Index	11,250	GBP	5,650	1/20/12	(1,157,470)
NASDAQ 100 Index	290		$2,300	1/21/12	(864,200)
NASDAQ 100 Index	460		$2,340	1/21/12	(676,200)
NASDAQ 100 Index	425		$2,360	1/21/12	(403,750)
Nikkei 225 Index	1,185,000	JPY	8,750	1/13/12	(277,121)
S&P 500 Index	755		$1,250	1/21/12	(2,185,725)
S&P 500 Index	880		$1,275	1/21/12	(1,271,600)
S&P 500 Index	1,605		$1,280	1/21/12	(1,849,762)
SMI Index	8,750	CHF	5,900	1/20/12	(948,778)

Total Call Options Written
(premiums received $25,626,665)					$(14,930,731)

Other Assets, Less Liabilities — 0.9%					$12,214,524

Net Assets — 100.0%					$1,309,943,775

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt
PC	- Participation Certificate
PFC Shares	- Preference Shares
CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling
JPY	- Japanese Yen

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	54.4%	$712,763,714
United Kingdom	12.6	164,799,596
Japan	10.3	134,770,209
France	5.4	70,411,244
Switzerland	5.1	67,211,983
Germany	5.1	67,077,530
Spain	2.2	28,474,051
Italy	1.5	19,743,164
Netherlands	1.4	17,986,329
China	0.5	6,430,201
Ireland	0.3	4,837,541
Other Countries, less than 0.3% each	1.4	18,154,420

Total Investments	100.2%	$1,312,659,982

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investments, at value (identified cost, $1,122,631,810)	$1,312,659,982
Cash	11,128,463
Dividends receivable	2,017,998
Receivable for investments sold	26,224,543
Tax reclaims receivable	1,722,571

Total assets	$1,353,753,557

Liabilities

Written options outstanding, at value (premiums received, $25,626,665)	$14,930,731
Payable for investments purchased	27,413,443
Payable to affiliates:
Investment adviser fee	1,117,836
Trustees’ fees	11,858
Accrued expenses	335,914

Total liabilities	$43,809,782

Net Assets	$1,309,943,775

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 107,229,535 shares issued and outstanding	$1,072,295
Additional paid-in capital	1,116,097,898
Accumulated net realized loss	(7,614,114)
Accumulated distributions in excess of net investment income	(417,681)
Net unrealized appreciation	200,805,377

Net Assets	$1,309,943,775

Net Asset Value

($1,309,943,775 ÷ 107,229,535 common shares issued and outstanding)	$12.22

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $2,265,076)	$36,226,284

Total investment income	$36,226,284

Expenses

Investment adviser fee	$13,875,830
Trustees’ fees and expenses	47,964
Custodian fee	482,854
Transfer and dividend disbursing agent fees	19,606
Legal and accounting services	67,213
Printing and postage	339,377
Miscellaneous	156,626

Total expenses	$14,989,470

Deduct —
Reduction of custodian fee	$6,405

Total expense reductions	$6,405

Net expenses	$14,983,065

Net investment income	$21,243,219

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(64,697,168)
Written options	59,950,628
Foreign currency transactions	(89,506)

Net realized loss	$(4,836,046)

Change in unrealized appreciation (depreciation) —
Investments	$(9,176,638)
Written options	4,635,247
Foreign currency	(57,742)

Net change in unrealized appreciation (depreciation)	$(4,599,133)

Net realized and unrealized loss	$(9,435,179)

Net increase in net assets from operations	$11,808,040

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$21,243,219	$17,122,279
Net realized loss from investment transactions, written options and foreign currency transactions	(4,836,046)	(2,028,394)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(4,599,133)	86,501,593

Net increase in net assets from operations	$11,808,040	$101,595,478

Distributions to shareholders —
From net investment income	$(20,783,660)	$(17,676,961)
From net realized gain	—	(2,063,115)
Tax return of capital	(108,921,186)	(137,807,191)

Total distributions	$(129,704,846)	$(157,547,267)

Capital share transactions —
Reinvestment of distributions	$—	$5,549,924

Net increase in net assets from capital share transactions	$—	$5,549,924

Net decrease in net assets	$(117,896,806)	$(50,401,865)

Net Assets

At beginning of year	$1,427,840,581	$1,478,242,446

At end of year	$1,309,943,775	$1,427,840,581

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(417,681)	$(1,395,195)

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Financial Highlights

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$13.320	$13.840	$12.450	$19.670	$19.560

Income (Loss) From Operations

Net investment income(1)	$0.198	$0.160	$0.199	$0.287	$0.213
Net realized and unrealized gain (loss)	(0.088)	0.792	2.991	(5.707)	1.697

Total income (loss) from operations	$0.110	$0.952	$3.190	$(5.420)	$1.910

Less Distributions

From net investment income	$(0.194)	$(0.167)	$(0.204)	$(0.285)	$(0.039)
From net realized gain	—	(0.019)	—	—	(0.098)
Tax return of capital	(1.016)	(1.286)	(1.596)	(1.515)	(1.663)

Total distributions	$(1.210)	$(1.472)	$(1.800)	$(1.800)	$(1.800)

Net asset value — End of year	$12.220	$13.320	$13.840	$12.450	$19.670

Market value — End of year	$10.280	$12.250	$13.890	$10.120	$17.360

Total Investment Return on Net Asset Value(2)	2.21%	8.24%	28.83%	(27.36)%	10.55%

Total Investment Return on Market Value(2)	(6.50)%	(0.81)%	59.07%	(33.09)%	(6.08)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,309,944	$1,427,841	$1,478,242	$1,323,987	$2,091,164
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.08%	1.09%	1.09%	1.08%	1.08%
Net investment income	1.53%	1.23%	1.57%	1.76%	1.07%
Portfolio Turnover	17%	12%	31%	33%	13%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2011, the Fund, for federal income tax purposes, had realized capital losses of $684,433 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. For tax years beginning after December 22, 2010, current year net realized capital losses are treated as arising on the first day of the Fund’s next taxable year.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Notes to Financial Statements — continued

foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2 Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$20,783,660	$17,676,961
Long-term capital gains	—	2,063,115
Tax return of capital	108,921,186	137,807,191

During the year ended December 31, 2011, accumulated net realized loss was increased by $432,165, accumulated distributions in excess of net investment income was decreased by $517,955 and paid-in capital was decreased by $85,790 due to differences between book and tax accounting, primarily for investments in passive foreign investment companies (PFICs), distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Notes to Financial Statements — continued

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(684,433)
Net unrealized appreciation	$193,458,015

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts, foreign currency transactions, distributions from REITs and investments in PFICs.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2011, the Fund’s investment adviser fee amounted to $13,875,830. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $244,552,635 and $294,119,574, respectively, for the year ended December 31, 2011.

5 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the year ended December 31, 2011. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended December 31, 2010 were 424,054.

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,124,092,306

Gross unrealized appreciation	$260,276,599
Gross unrealized depreciation	(71,708,923)

Net unrealized appreciation	$188,567,676

7 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2011 is included in the Portfolio of Investments.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Notes to Financial Statements — continued

Written call options activity for the year ended December 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	1,350,910	$22,312,888
Options written	15,406,750	265,406,968
Options terminated in closing purchase transactions	(6,980,950)	(207,257,094)
Options expired	(8,487,845)	(54,836,097)

Outstanding, end of year	1,288,865	$25,626,665

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The Fund enters into over-the-counter written options that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2011 the fair value of derivatives with credit-related contingent features in a net liability position was $7,679,494.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2011 was as follows:

	Fair Value
	Asset Derivative	Liability Derivative

Written options	$—	$(14,930,731	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income	Derivatives Recognized in Income

Written options	$59,950,628 (1)	$4,635,247 (2)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Notes to Financial Statements — continued

securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$96,577,684	$54,225,120	$—	$150,802,804
Consumer Staples	57,481,138	76,021,848	—	133,502,986
Energy	58,440,331	59,601,554	—	118,041,885
Financials	63,800,933	92,597,623	—	156,398,556
Health Care	82,634,494	71,995,598	—	154,630,092
Industrials	51,808,255	69,621,936	—	121,430,191
Information Technology	272,163,561	34,615,611	—	306,779,172
Materials	13,492,110	52,251,686	—	65,743,796
Telecommunication Services	19,098,066	44,023,290	—	63,121,356
Utilities	17,861,698	24,347,446	—	42,209,144

Total Common Stocks	$733,358,270	$579,301,712 *	$—	$1,312,659,982

Total Investments	$733,358,270	$579,301,712	$—	$1,312,659,982

Liability Description

Call Options Written	$(7,251,237)	$(7,679,494)	$—	$(14,930,731)

Total	$(7,251,237)	$(7,679,494)	$—	$(14,930,731)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2010 whose fair value was determined using Level 3 inputs. At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

10 Legal Proceedings

In November 2010, the Fund was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (“UCC”) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction and was converted to a privately held company. The UCC seeks to recover payments of the proceeds of the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court. The value of the proceeds received by the Fund is approximately $891,000 (equal to 0.07% of net assets at December 31, 2011).

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Notes to Financial Statements — continued

In addition, on June 2, 2011, another group of Tribune creditors filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. The Fund also has been named in one or more of these lawsuits.

The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Fund as incurred.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2012

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $37,856,516, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2011, Fund records indicate that there are 148 registered shareholders and approximately 62,798 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETW.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2012. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2012. 1 year. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2012. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2012. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2013. 3 years. Trustee since 2005.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2014. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2013. 2 years. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2014. 3 years. Trustee since 2005 and Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Fund	Service	During Past Five Years

Walter A. Row, III 1957	President	Since 2011	Vice President of EVM and BMR.

Duncan W. Richardson 1957	Vice President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser
Parametric Portfolio Associates LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

2552-2/12	CE-TMGBWOFSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services (a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2010 and December 31, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/10	12/31/11

Audit Fees	$38,170	$38,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,200	$8,280
All Other Fees(3)	$1,900	$3,700

Total	$48,270	$50,530

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31,

2010 and December 31, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/10	12/31/11

Registrant	$10,100	$11,980
Eaton Vance(1)	$250,973	$334,561

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Eaton Vance Management (“EVM”) is the investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.
Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.
David M. Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars)

in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

				Number of	Total Assets
	Number of		Total Assets of	Accounts	of Accounts
	All		All	Paying a	Paying
	Accounts		Accounts	Performance Fee	a Performance Fee
Walter A. Row
Registered Investment Companies	9		$9,245.5	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	1		$2.3	0	$0

David M. Stein
Registered Investment Companies	16		$10,494.4	0	$0
Other Pooled Investment Vehicles	3		$2,123.6	0	$0
Other Accounts	2,387	(1)	$25,342.2	2	$1,029.5

Thomas Seto
Registered Investment Companies	16		$10,494.4	0	$0
Other Pooled Investment Vehicles	3		$2,123.6	0	$0
Other Accounts	2,387	(1)	$25,342.2	2	$1,029.5

(1)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.
The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Walter A. Row	$10,001 — $50,000
David M. Stein	None
Thomas Seto	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Compensation Structure for Parametric
Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock, restricted shares of EVC’s nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.
Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.
(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date: February 16, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell Treasurer

Date: February 16, 2012

By:	/s/ Walter A. Row, III
Walter A. Row, III President

Date: February 16, 2012